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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549



                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report:  March 6, 1998

Date of  Event Reported:  March 4, 1998



                   THE ARISTOTLE CORPORATION AND SUBSIDIARY
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              (Exact Name of Registrant as Specified in Charter)



         Delaware                    0-14669                 06-1165854
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 (State or Other Jurisdiction  (Commission File Number)    (IRS Employer
       of Incorporation)                                 Identification No.)



 78 Olive Street, New Haven, Connecticut                         06511
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 (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:      (203) 777-3484
                                                         --------------
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Item 5.  Other Events.

         On March 4, 1998, The Aristotle Corporation issued a press release announcing that it had entered into a definitive agreement for the sale of the business conducted by its sole operating subsidiary, The Strouse, Adler Company, to Sara Lee Corporation for an aggregate purchase price of $21.5 million, a copy of which press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

         99 Press Release Dated March 4, 1998 announcing the sale of the business conducted by its sole operating subsidiary, The Strouse, Adler Company


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       THE ARISTORLE CORPORATION



Date:  March  6, 1998                  By:  /s/ John J. Crawford
                                       -------------------------
                                       John J. Crawford
                                       Its President, Chief Executive Officer
                                       Chairman of the Board
                                       (Principal Executive Officer)



Date:  March 6, 1998                   By:  /s/ Paul McDonald
                                       ----------------------
                                       Paul McDonald
                                       Its Chief Financial Officer and Secretary
                                       (Principal Financial and Chief
                                       Accounting Officer)


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                                 EXHIBIT INDEX


Exhibit
-------
Number  Description
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99      Press Release Dated March 4, 1998 announcing the sale of the business conducted by its sole operating subsidiary, The Strouse, Adler Company